UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2007

Date of reporting period:	November 30, 2007

ITEM 1. REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-3

Schedule of Investments	4-14

Statement of Assets and Liabilities	15

Statement of Operations	16

Statement of Changes in Net Assets	17

Notes to Financial Statements	18-28

Financial Highlights	29

Report of Independent Registered Public Accounting Firm	30

Matters Relating to the Trustees, Consideration of the Investment Management & Portfolio Management Agreements/Shareholder Meeting Results/Investment Policy Change	31-33

Privacy Policy/Proxy Voting Policies & Procedures	34

Dividend Reinvestment Plan	35

Board of Trustees & Principal Officers	36-38

PIMCO Corporate Opportunity Fund Letter to Shareholders

January 10, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Corporate Opportunity Fund (the “Fund”) for the fiscal year ended November 30, 2007.

The U.S. bond market delivered flat to moderate returns during the period, as economic growth slowed and weakness in the U.S. housing and mortgage markets spread to the bond market. The Federal Reserve reduced the Federal Funds rate and sought other methods to inject liquidity into the economy in the second half of the period. Inflation levels continued to track somewhat higher than the central bank’s stated comfort level.

For specific information on the Fund and its performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 1

PIMCO Corporate Opportunity Fund Fund Insights/Performance & Statistics

November 30, 2007 (unaudited)

Management Review

• For the fiscal year ended November 30, 2007, the PIMCO Corporate Opportunity Fund returned 2.85% on net asset value (“NAV”) and -8.43% on market price. The Lehman U.S. Credit and U.S. High Yield Indices generated total returns of 4.04% and 2.69%, respectively, for the 12-month period ending November 30th, 2007.

• An average duration of 6.05 years added to the Fund’s total return, as U.S. interest rates declined during the 12-month period.

• A relatively large allocation to the communication sector enhanced the Fund’s returns, as the sector posted positive performance during the 12-month period.

• Within the industrial sector, the Fund’s allocation to energy securities, which reported positive and strong relative returns, contributed to performance.

• Exposure to natural gas issues also benefited the Fund’s performance.

• The Fund’s allocation to poorly performing banking bonds hindered returns during the 12-month period.

• A small allocation to finance companies detracted from performance, as the sector underperformed the broader market and posted negative returns for the 12-month period.

• The Fund’s quality bias detracted from performance due to emphasis on BBB-rated securities and BB- rated securities, which underperformed the two highest-rated tiers of the quality spectrum during the 12-month period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	(8.43)%	2.85%
3 Year	5.04%	6.49%
Commencement of Operations (12/27/02) to 11/30/07	10.13%	12.18%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 11/30/07	Market Price	$13.89
NAV	NAV	$14.34
Market Price	Discount to NAV	(3.14)%
	Market Price Yield(2)	9.94%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period more than one year represents the average annual total return.

Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not typically intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There

2 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Fund Insights/Performance & Statistics

November 30, 2007 (unaudited) (continued)

is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at November 30, 2007.

The Lehman Brothers U.S. High-Yield Index covers the universe of fixed-rate, non-investment grade debt. All bonds must be corporate, USD denominated and non-convertible. Securities must be rated speculative grade: Ba1/BB+/BB+ or lower. A small number of unrated bonds are included in the index, to be eligible they must have previously held a speculative rating or have been associated with a high-yield issuer, and must trade accordingly. Bonds must have at least one year remaining to maturity. Defaulted securities are removed from the index at the end of the month after a default occurs. The Lehman Brothers U.S. Credit Index is the credit component of the U.S. Government/Credit Index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s. The index is the same as the former U.S. Corporate Investment Grade Index.

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 3

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 84.6%

Aerospace – 0.1%
$1,250	L-3 Communications Corp., 7.625%, 6/15/12	Ba3/BB+	$1,289,063
Airlines – 4.4%
7,000	American Airlines, Inc., pass thru certificates,
	7.858%, 10/1/11, Ser. 01-2	Baa2/A-	7,354,677
	Continental Airlines, Inc., pass thru certificates,
1,544	6.545%, 8/2/20, Ser. 99-1A	Baa2/A-	1,553,104
3,446	6.703%, 6/15/21, Ser. 01-1	Baa2/BBB+	3,453,973
1,695	7.056%, 9/15/09, Ser. 99-2	Baa2/A-	1,716,188
2,210	7.373%, 12/15/15, Ser. 01-1	Ba1/BB+	2,130,964
8,637	7.707%, 4/2/21, Ser. 00-2	Baa2/BBB	9,025,743
1,850	9.798%, 4/1/21	Ba1/BB+	1,938,167
	Northwest Airlines, Inc., pass thru certificates,
14,559	7.041%, 4/1/22, Ser. 1A-1	NR/BBB	14,518,449
19,633	7.15%, 10/1/19, Ser. 00-1 (f)	Aaa/AAA	21,006,982
3,300	United Airlines, Inc., 7.336%, 7/2/19 (a) (d)	Ba2/BB-	3,110,250
			65,808,497
Automotive – 0.2%
2,500	Ford Motor Co., 9.98%, 2/15/47	Caa1/CCC+	2,087,500
1,000	Goodyear Tire & Rubber Co., 9.00%, 7/1/15	Ba3/B	1,070,000
			3,157,500
Banking – 8.8%
625	Bank of America, 9.375%, 9/15/09	Aa2/AA-	677,227
8,600	Barclays Bank PLC, 7.434%, 12/15/17, FRN (a) (d) (g)	Aa3/A+	8,729,284
13,000	BNP Paribas, 5.186%, 6/29/15, FRN (a) (d) (g)	Aa3/AA-	11,688,664
4,700	Commonwealth Bank of Australia,
	6.024%, 3/15/16, FRN (a) (d) (g)	Aa3/A+	4,313,190
4,600	Credit Agricole S.A., 6.637%, 5/31/17, FRN (a) (d) (g)	Aa3/A	4,240,510
12,400	HBOS Capital Funding L.P.,
	6.071%, 6/30/14, FRN (a) (d) (g)	A1/A	11,602,792
	HSBC Capital Funding L.P. FRN,
8,000	4.61%, 6/27/13, (a) (d) (g)	A1/A	7,372,456
2,000	10.176%, 6/30/30, (g)	A1/A	2,584,334
8,550	HSBC Holdings PLC, 6.50%, 5/2/36	Aa3/A+	8,100,424
9,400	Rabobank Capital Funding Trust,
	5.254%, 10/21/16, FRN (a) (d) (g)	Aa2/AA	8,910,448
16,000	RBS Capital Trust III, 5.512%, 9/30/14, FRN (g)	Aa3/A	14,546,672
15,000	Republic New York Corp., 9.70%, 2/1/09	A1/A+	15,770,085
6,200	Resona Bank Ltd., 5.85%, 4/15/16, FRN (a) (d) (g)	A2/BBB	5,878,239
2,000	Royal Bank of Scotland Group PLC,
	7.648%, 9/30/31, FRN (g)	Aa3/A	1,953,270
8,000	Sumitomo Mitsui Banking Corp., 8.15%, 8/1/08 (g)	Aa3/A-	8,188,168
12,200	USB Capital IX, 6.189%, 4/15/11, FRN (g)	A1/A+	11,779,417
7,100	Wells Fargo Capital X, 5.95%, 12/15/36	Aa2/AA-	6,536,835
			132,872,015
Computer Services – 0.5%
	Electronic Data Systems Corp.,
4,000	6.50%, 8/1/13, Ser. B	Ba1/BBB-	4,105,464
3,500	7.125%, 10/15/09	Ba1/BBB-	3,620,568
			7,726,032

4 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Containers – 0.1%
$1,000	Smurfit-Stone Container, 8.375%, 7/1/12	B3/B-	$982,500
Diversified Manufacturing – 0.4%
5,000	Hutchison Whampoa International Ltd.,
	7.45%, 11/24/33 (a) (d)	A3/A-	5,667,310
Electronics – 0.2%
1,000	Arrow Electronics, Inc., 6.875%, 6/1/18	Baa3/BBB-	1,085,632
2,000	Celestica, Inc., 7.875%, 7/1/11	B3/B-	1,945,000
			3,030,632
Energy – 5.2%
3,000	AES Corp., 8.00%, 10/15/17 (a) (d)	B1/B	3,000,000
	CenterPoint Energy Resources Corp.,
23,000	7.75%, 2/15/11	Baa3/BBB	24,831,605
5,000	7.875%, 4/1/13, Ser. B	Baa3/BBB	5,560,385
2,800	Energy Transfer Partners L.P., 6.625%, 10/15/36	Baa3/BBB-	2,743,286
	Kinder Morgan Energy Partners L.P.,
6,000	6.00%, 2/1/17	Baa2/BBB	6,064,662
1,500	6.50%, 2/1/37	Baa2/BBB	1,502,763
	Peabody Energy Corp.,
1,300	7.375%, 11/1/16	Ba1/BB	1,339,000
1,000	7.875%, 11/1/26	Ba1/BB	1,035,000
2,125	Salton SEA Funding, Inc., 8.30%, 5/30/11, Ser. E	Baa3/BBB-	2,367,057
12,000	Sithe Independence Funding Corp.,
	9.00%, 12/30/13, Ser. A	Ba2/B	12,999,840
5,010	South Point Energy Center LLC,
	8.40%, 5/30/12 (a) (b) (d) (l)	NR/D	4,960,208
4,000	Southern Natural Gas Co., 5.90%, 4/1/17 (a) (d)	Baa3/BB	4,035,252
5,500	TECO Energy, Inc., 7.00%, 5/1/12	Ba1/BB+	5,793,068
1,850	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	2,062,646
.			78,294,772
Financial Services – 15.1%
5,000	AES Red Oak LLC, 9.20%, 11/30/29, Ser. B	B1/BB-	5,550,000
2,000	American General Finance Corp., 8.45%, 10/15/09	A1/A+	2,148,024
3,200	Bear Stearns Cos., Inc., 6.95%, 8/10/12	A1/A+	3,322,298
8,300	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (g)	NR/BBB-	7,829,390
4,944	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (b) (d)	Baa2/BBB-	5,435,897
4,000	CIT Group, Inc., 6.875%, 11/1/09	A2/A	4,040,952
6,100	Citigroup, Inc., 6.125%, 11/21/17	Aa2/AA	6,298,225
2,700	Covidien International Finance S.A.,
	6.55%, 10/15/37 (a) (d)	Baa1/A-	2,840,837
5,900	First Data Corp., 9.875%, 9/24/15 (a) (d)	B3/B-	5,494,375
12,700	Ford Motor Credit Co., 8.00%, 12/15/16	B1/B	11,142,396
	General Electric Capital Corp.,
13,400	6.375%, 11/15/67, FRN	Aa1/AA+	13,701,178
£1,100	6.50%, 9/15/67, FRN (a) (d)	Aa1/AA+	2,273,057
$4,990	9.83%, 12/15/08	NR/NR	5,275,490
	General Motors Acceptance Corp.,
2,600	6.625%, 5/15/12	Ba2/BB+	2,206,407
10,000	7.00%, 2/1/12	Ba2/BB+	8,746,760
2,000	8.00%, 11/1/31	Ba2/BB+	1,704,264
	Goldman Sachs Group, Inc.,
2,500	5.95%, 1/15/27	A1/A+	2,263,220
16,000	6.45%, 5/1/36	A1/A+	15,308,064

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 5

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$7,900	6.75%, 10/1/37	A1/A+	$7,804,126
8,900	7.35%, 10/1/09	Aa3/AA-	9,325,758
16,400	JPMorgan Chase Capital XVIII, 6.95%, 8/17/36, Ser. R	Aa3/A	15,190,139
	Lehman Brothers Holdings, Inc.,
10,000	5.50%, 4/4/16	A1/A+	9,624,430
700	6.50%, 7/19/17	A2/A	707,389
4,200	MBNA Capital, 5.711%, 2/1/27, Ser. B, FRN	Aa2/A+	3,934,871
7,500	Merrill Lynch & Co., Inc., 5.70%, 5/2/17	A2/A	7,158,547
9,800	Mizuho JGB Investment LLC,
	9.87%, 6/30/08, FRN (a) (d) (g)	A1/A-	10,094,176
1,510	Mizuho Preferred Capital Co. LLC,
	8.79%, 6/30/08, FRN (a) (d) (g)	A1/A-	1,546,275
	Morgan Stanley,
3,400	4.75%, 4/1/14	A1/A+	3,251,264
10,400	5.75%, 8/31/12	Aa3/AA-	10,628,821
17,100	MUFG Capital Finance I Ltd., 6.346%, 7/25/16, FRN (g)	A2/BBB+	16,469,215
2,000	Natexis Ambs Co. LLC,
	8.44%, 6/30/08, FRN (a) (b) (d) (g)	A1/A+	2,047,976
7,600	Santander Perpetual S.A. Unipersonal,
	6.671%, 10/24/17, FRN (a) (d) (g)	Aa2/A+	7,360,722
2,030	SB Treasury Co. LLC, 9.40%, 6/30/08, FRN (b) (g)	A1/A-	2,086,183
9,200	UBS Preferred Funding Trust V,
	6.243%, 5/15/16, Ser. 1, FRN (g)	Aa2/A+	8,638,956
3,000	Universal City Development Partners Ltd.,
	11.75%, 4/1/10	B1/B-	3,112,500
1,000	Vita Capital III Ltd.,
	6.331%, 1/1/11, Ser. B, FRN (a) (b) (d) (f)	A1/A	989,100
			225,551,282
Food & Beverage – 2.0%
	Albertson’s, Inc.,
1,500	7.75%, 6/15/26	B1/B	1,511,838
16,000	8.00%, 5/1/31	B1/B	16,247,616
7,000	General Mills, Inc., 5.65%, 9/10/12	Baa1/BBB+	7,230,419
5,000	Kroger Co., 8.05%, 2/1/10	Baa2/BBB-	5,383,980
			30,373,853
Healthcare & Hospitals – 1.6%
2,000	Community Health Systems, Inc., 8.875%, 7/15/15	B3/B-	2,030,000
	HCA, Inc.,
4,100	7.50%, 12/15/23	Caa1/B-	3,357,236
1,000	8.36%, 4/15/24	Caa1/B-	871,871
2,000	9.00%, 12/15/14	Caa1/B-	1,934,450
4,250	9.25%, 11/15/16	B2/BB-	4,409,375
	Tenet Healthcare Corp.,
3,000	7.375%, 2/1/13	Caa1/CCC+	2,655,000
9,400	9.25%, 2/1/15	Caa1/CCC+	8,718,500
			23,976,432
Hotels/Gaming – 2.8%
	Caesars Entertainment, Inc.,
2,000	7.00%, 4/15/13	Baa3/BB	2,102,342
5,000	7.50%, 9/1/09	Baa3/BB	5,177,130
1,876	Choctaw Resort Development Enterprise, Inc.,
	7.25%, 11/15/19 (a) (d)	Ba2/BB	1,800,960

6 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Hotels/Gaming (continued)
	Harrah’s Operating Co., Inc.,
$4,000	5.50%, 7/1/10	Baa3/BB	$3,792,252
3,730	8.00%, 2/1/11	Baa3/BB	3,713,924
4,950	ITT Corp., 7.375%, 11/15/15	Baa3/BBB-	5,249,811
1,200	Mandalay Resort Group, 9.375%, 2/15/10	B1/B+	1,245,000
	MGM Mirage, Inc.,
1,800	7.50%, 6/1/16	Ba2/BB	1,777,500
3,750	8.375%, 2/1/11	B1/B+	3,853,125
8,427	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (d)	Baa3/BBB-	9,828,353
3,300	Wynn Las Vegas LLC, 6.625%, 12/1/14	Ba2/BBB-	3,217,500
			41,757,897
Insurance – 0.1%
1,300	American International Group, Inc., 6.25%, 3/15/37	Aa3/A+	1,169,502
Manufacturing – 0.2%
	Bombardier, Inc. (a) (d),
1,000	6.75%, 5/1/12	Ba2/BB	1,012,500
1,500	8.00%, 11/15/14	Ba2/BB	1,560,000
			2,572,500
Metals & Mining – 1.5%
	Freeport-McMoRan Copper & Gold, Inc.,
1,300	8.25%, 4/1/15	Ba3/BB	1,391,000
2,000	8.375%, 4/1/17	Ba3/BB	2,165,000
9,537	Phelps Dodge Corp., 9.50%, 6/1/31	Ba1/BB+	12,778,521
	Vale Overseas Ltd.,
3,700	6.25%, 1/11/16	Baa3/BBB	3,775,702
1,900	6.875%, 11/21/36	Baa3/BBB	1,989,120
			22,099,343
Multi-Media – 7.6%
2,000	Charter Communications Operating LLC,
.	8.375%, 4/30/14 (a) (d)	B2/B+	1,970,000
12,300	Comcast Cable Communications Holdings, Inc.,
	8.375%, 3/15/13	Baa2/BBB+	13,857,340
2,400	COX Communications, Inc., 6.45%, 12/1/36 (a) (d)	Baa3/BBB-	2,379,761
	CSC Holdings, Inc.,
15,640	7.625%, 7/15/18	B2/B+	14,310,600
10,535	7.875%, 2/15/18	B2/B+	9,797,550
4,500	8.125%, 8/15/09, Ser. B	B2/B+	4,556,250
13,400	Rogers Cable, Inc., 8.75%, 5/1/32	Baa3/BBB-	17,014,462
	Shaw Communications, Inc.,
5,000	7.20%, 12/15/11	Ba1/BB+	5,137,500
8,000	8.25%, 4/11/10	Ba1/BB+	8,380,000
3,700	Time Warner Cable, Inc., 6.55%, 5/1/37	Baa2/BBB+	3,692,511
18,000	Time Warner Entertainment Co. L.P., 8.375%, 7/15/33	Baa2/BBB+	21,477,132
6,195	Univision Communications, Inc., 7.85%, 7/15/11	Ba3/B+	6,210,488
5,000	Viacom, Inc., 6.25%, 4/30/16	Baa3/BBB	5,107,650
			113,891,244
Office Equipment – 0.1%
1,500	Xerox Capital Trust I, 8.00%, 2/1/27	Baa3/BB	1,504,863
Oil & Gas – 7.9%
4,700	Anadarko Petroleum Corp., 6.45%, 9/15/36	Baa3/BBB-	4,789,399
3,500	Canadian Natural Resources Ltd., 6.50%, 2/15/37	Baa2/BBB	3,585,417

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Oil & Gas (continued)
	Chesapeake Energy Corp.,
$1,250	7.00%, 8/15/14	Ba2/BB	$1,256,250
300	7.50%, 6/15/14	Ba2/BB	308,250
1,300	7.75%, 1/15/15	Ba2/BB	1,332,500
3,100	Devon Energy Corp., 7.95%, 4/15/32	Baa1/BBB	3,829,160
1,300	Dynegy Holdings, Inc., 7.75%, 6/1/19	B2/B-	1,176,500
23,200	El Paso Corp., 7.42%, 2/15/37	Ba3/BB-	22,200,846
2,000	EnCana Corp., 6.50%, 8/15/34	Baa2/A-	2,044,598
	Gaz Capital S.A.,
1,300	6.212%, 11/22/16 (a) (d)	A3/BBB	1,257,360
13,000	8.625%, 4/28/34	A3/BBB	16,315,000
	Gazprom AG,
1,800	9.625%, 3/1/13 (a) (d)	A3/BBB	2,061,360
8,700	9.625%, 3/1/13	A3/BBB	10,002,790
1,200	Northwest Pipeline Corp., 5.95%, 4/15/17	Baa2/BBB-	1,231,500
2,400	Plains All American Pipeline L.P.,
	6.65%, 1/15/37	Baa3/BBB-	2,486,652
2,025	Plains Exploration & Production Co.,
	7.00%, 3/15/17	B1/BB-	1,933,875
1,552	Ras Laffan Liquefied Natural Gas Co., Ltd.,
	3.437%, 9/15/09 (b)	Aa2/A	1,546,882
2,500	Ras Laffan Liquefied Natural Gas Co., Ltd. II,
	5.298%, 9/30/20 (b)	Aa2/A	2,466,000
2,500	Reliant Energy, Inc., 6.75%, 12/15/14	B2/B	2,506,250
900	Tesoro Corp., 6.50%, 6/1/17	Ba1/BB+	893,250
13,400	Valero Energy Corp., 6.625%, 6/15/37	Baa3/BBB	13,952,495
15,000	Williams Cos., Inc., 7.875%, 9/1/21	Baa3/BB+	17,025,000
4,000	XTO Energy, Inc., 6.10%, 4/1/36	Baa2/BBB	3,991,548
			118,192,882
Paper/Paper Products – 3.0%
	Abitibi-Consolidated, Inc.,
1,500	7.50%, 4/1/28	B3/B	997,500
5,000	8.375%, 4/1/15 (j)	B3/B	3,800,000
2,000	Bowater Canada Finance, 7.95%, 11/15/11	B3/B	1,575,000
3,000	Bowater, Inc., 9.50%, 10/15/12	B3/B	2,415,000
	Georgia-Pacific Corp.,
5,300	7.00%, 1/15/15 (a) (d)	Ba3/B	5,114,500
2,000	7.125%, 1/15/17 (a) (d)	Ba3/B	1,925,000
6,500	7.25%, 6/1/28	B2/B	5,687,500
2,500	7.375%, 12/1/25	B2/B	2,212,500
4,250	7.75%, 11/15/29	B2/B	3,899,375
14,119	8.00%, 1/15/24	B2/B	13,377,753
2,000	Smurfit Capital Funding PLC, 7.50%, 11/20/25	Ba2/BB	1,930,000
2,900	Weyerhaeuser Co., 6.21%, 9/24/09, FRN	Baa2/BBB	2,907,807
			45,841,935
Pharmaceuticals – 0.1%
1,900	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB	1,950,836
Printing & Publishing – 0.2%
	RH Donnelley Corp.,
1,000	8.875%, 1/15/16, Ser. A-3	B3/B	950,000
2,000	8.875%, 10/15/17 (a) (d)	B3/B	1,895,000
			2,845,000

8 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Semi-Conductors – 0.1%
$1,000	Freescale Semiconductor, Inc., 8.875%, 12/15/14	B1/B-	$918,750

Telecommunications – 14.9%
35,000	AT&T Corp., 8.00%, 11/15/31	A2/A	43,236,515
10,000	Bellsouth Capital Funding, 7.875%, 2/15/30	A2/A	11,847,320
4,500	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	4,376,250
	Citizens Communications Co.,
1,000	7.875%, 1/15/27	Ba2/BB+	965,000
7,500	9.00%, 8/15/31	Ba2/BB+	7,593,750
4,000	9.25%, 5/15/11	Ba2/BB+	4,350,000
9,500	Deutsche Telekom International Finance BV, 8.25%, 6/15/30	A3/A-	11,853,768
	Embarq Corp.,
5,000	6.738%, 6/1/13	Baa3/BBB-	5,278,450
10,000	7.082%, 6/1/16	Baa3/BBB-	10,461,200
10,000	7.995%, 6/1/36	Baa3/BBB-	10,621,800
11,000	France Telecom S.A., 8.50%, 3/1/31	A3/A-	14,650,636
2,000	Intelsat Subsidiary Holding Co., Ltd., 8.625%, 1/15/15	B2/B-	2,025,000
6,000	Nextel Communications, Inc., 7.375%, 8/1/15, Ser. D	Baa3/BBB	5,915,598
21,650	PanAmSat Corp., 6.875%, 1/15/28	Ba2/BB	18,186,000
	Qwest Capital Funding, Inc.,
5,000	7.00%, 8/3/09	B1/B+	5,012,500
14,000	7.90%, 8/15/10	B1/B+	14,175,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,995,000
	Qwest Corp.,
6,150	8.875%, 3/15/12	Ba1/BBB-	6,634,312
4,400	8.944%, 6/15/13, FRN	Ba1/BBB-	4,543,000
	Sprint Capital Corp.,
15,300	6.90%, 5/1/19	Baa3/BBB	15,097,260
2,900	8.375%, 3/15/12	Baa3/BBB	3,114,629
1,350	Sprint Nextel Corp., 9.25%, 4/15/22	Baa3/BBB	1,554,872
15,000	Verizon Global Funding Corp., 7.25%, 12/1/10	A3/A	16,112,880
3,500	Verizon New York, Inc., 7.375%, 4/1/32, Ser. B	Baa3/A	3,819,049
			223,419,789
Tobacco – 0.3%
4,000	RJ Reynolds Tobacco Holdings, Inc., 7.75%, 6/1/18	Ba1/BBB	4,422,156

Utilities – 6.9%
1,000	CMS Energy Corp., 6.193%, 1/15/13, FRN	Ba1/BB+	955,000
5,643	East Coast Power LLC, 7.066%, 3/31/12, Ser. B	Baa3/BBB-	5,865,316
1,500	Edison Mission Energy, 7.625%, 5/15/27	B1/BB-	1,406,250
4,250	Homer City Funding LLC, 8.137%, 10/1/19	Ba2/BB	4,510,312
3,500	Jersey Central Power & Light Co., 6.15%, 6/1/37 (a) (d)	Baa2/BBB	3,333,484
	Midwest Generation LLC, pass thru certificates,
20,671	8.30%, 7/2/09, Ser. A	Baa3/BB+	20,980,704
14,480	8.56%, 1/2/16, Ser. B	Baa3/BB+	15,438,884
2,000	Nevada Power Co., 6.75%, 7/1/37, Ser. R	Baa3/BB+	2,077,870
	PSE&G Energy Holdings LLC,
40,500	8.50%, 6/15/11	Ba3/BB-	42,453,477
2,000	10.00%, 10/1/09	Ba3/BB-	2,122,566

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Utilities (continued)
$2,000	Sierra Pacific Power Co., 6.75%, 7/1/37, Ser. P	Baa3/BB+	$2,077,870
2,500	Virginia Electric & Power Co., 6.00%, 5/15/37, Ser. A	Baa1/BBB	2,444,173
			103,665,906
Waste Disposal – 0.3%
5,000	Allied Waste North America, Inc., 7.875%, 4/15/13	B1/BB+	5,162,500
Total Corporate Bonds & Notes (cost-$1,237,906,380)			1,268,144,991

U.S. GOVERNMENT AGENCY SECURITIES – 3.7%
	Fannie Mae,
10,000	5.50%, TBA, MBS (e)	Aaa/AAA	10,017,190
727	6.933%, 11/1/35, FRN, MBS	Aaa/AAA	745,958
414	7.00%, 7/25/26, CMO	Aaa/AAA	433,112
726	7.00%, 2/18/27, CMO	Aaa/AAA	743,528
26	7.00%, 2/1/30, MBS	Aaa/AAA	26,881
142	7.00%, 3/1/31, MBS	Aaa/AAA	147,741
25	7.00%, 10/1/31, MBS	Aaa/AAA	26,111
105	7.00%, 11/1/31, MBS	Aaa/AAA	109,192
140	7.00%, 1/1/32, MBS	Aaa/AAA	147,714
1,286	7.00%, 6/1/32, MBS	Aaa/AAA	1,331,695
263	7.00%, 9/1/32, MBS	Aaa/AAA	272,713
58	7.00%, 11/1/32, MBS	Aaa/AAA	60,255
309	7.00%, 1/1/33, MBS	Aaa/AAA	324,108
186	7.00%, 2/1/33, MBS	Aaa/AAA	194,933
316	7.00%, 4/1/33, MBS	Aaa/AAA	327,849
542	7.00%, 6/1/33, MBS	Aaa/AAA	561,733
461	7.00%, 9/1/33, MBS	Aaa/AAA	479,222
206	7.00%, 1/1/34, MBS	Aaa/AAA	216,594
158	7.00%, 2/1/34, MBS	Aaa/AAA	163,447
5,440	7.00%, 6/1/35, MBS	Aaa/AAA	5,655,533
1,249	7.00%, 7/1/35, MBS	Aaa/AAA	1,297,820
3,758	7.00%, 2/1/36, MBS	Aaa/AAA	3,907,619
123	7.00%, 9/25/41, CMO, VRN	Aaa/AAA	128,163
2,066	7.00%, 12/25/41, CMO	Aaa/AAA	2,170,700
57	7.50%, 12/25/19, CMO	Aaa/AAA	61,514
551	7.50%, 5/1/22, MBS	Aaa/AAA	587,219
24	7.50%, 6/25/30, CMO	Aaa/AAA	25,993
575	7.50%, 12/1/33, MBS	Aaa/AAA	611,534
113	7.50%, 11/25/40, CMO	Aaa/AAA	118,740
195	7.50%, 5/25/42, CMO	Aaa/AAA	210,735
55	7.50%, 7/25/42, CMO	Aaa/AAA	58,133
10,409	7.50%, 12/25/45, CMO	Aaa/AAA	11,281,616
25	8.00%, 9/25/23, CMO	Aaa/AAA	24,594
39	8.00%, 7/18/27, CMO	Aaa/AAA	41,846
10,591	8.00%, 12/25/45, CMO	Aaa/AAA	11,607,467
295	9.99%, 9/25/17, CMO	Aaa/AAA	328,236
	Freddie Mac,
106	7.00%, 5/15/23, CMO	Aaa/AAA	109,274
1,615	7.00%, 1/15/24, CMO	Aaa/AAA	1,681,590
132	7.50%, 11/1/19, MBS	Aaa/AAA	138,767
47	8.00%, 9/15/26, CMO	Aaa/AAA	47,562
11	9.50%, 5/15/21, CMO	Aaa/AAA	12,102
124	Small Business Administration Participation Certificates, 7.50%, 4/1/17, Ser. 97-D	Aaa/AAA	130,215
Total U.S. Government Agency Securities (cost-$55,293,589)			56,566,948

10 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

MUNICIPAL BONDS – 2.9%

New Jersey – 2.9%
	Tobacco Settlement Financing Corp. Rev. (d) (k),
$13,590	5.75%, 6/1/32	Aaa/AAA	$14,618,084
9,910	6.125%, 6/1/24	Aaa/AAA	10,524,618
16,520	6.375%, 6/1/32	Aaa/AAA	18,739,297
Total Municipal Bonds (cost-$38,748,256)			43,881,999

SENIOR LOANS (a) (c) – 1.4%

Energy – 0.3%
	AES Corp., Term B (b),
1,428	7.00%, 8/10/11		1,413,393
	Kinder Morgan Energy Partners L.P., Term B,
3,676	6.33%, 5/24/14		3,499,623
			4,913,016
Entertainment – 0.3%
2,985	Metro-Goldwyn Mayer, Inc., 8.448%, 4/8/12, Term B		2,784,530
985	MGM Studios, 8.448%, 4/8/12, Term B		918,849
			3,703,379
Healthcare & Hospitals – 0.7%
9,925	HCA, Inc., 7.448%, 11/18/13, Term B		9,526,451
Hotels/Gaming – 0.1%
1,696	Las Vegas Sands Corp., 6.95%, 5/23/14 (b)		1,606,145
Insurance – 0.0%
500	Shackleton B Event Linked Loan, 13.00%, 8/6/08 (b)		498,750
Total Senior Loans (cost-$21,198,530)			20,247,741

MORTGAGE-BACKED SECURITIES – 0.7%
	GSMPS Mortgage Loan Trust CMO (a) (d),
3,788	7.50%, 12/21/26, VRN	NR/NR	3,934,882
181	7.50%, 6/19/32, VRN	NR/NR	192,141
5,887	7.50%, 6/25/43	NR/NR	6,025,843
361	MASTR Reperforming Loan Trust, 7.00%, 8/25/34, CMO (a) (d)	Aaa/NR	384,904
153	Washington Mutual, Inc., 7.50%, 4/25/33, CMO	NR/AAA	161,213
Total Mortgage-Backed Securities (cost-$10,872,343)			10,698,983

ASSET-BACKED SECURITIES – 0.7%
633	Delta Air Lines, Inc., 6.619%, 3/18/11, Ser. 01-1	NR/BBB	630,887
8,300	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	8,610,171
942	SLM Student Loan Trust, 5.084%, 10/25/16, FRN	Aaa/AAA	938,232
Total Asset-Backed Securities (cost-$8,932,140)			10,179,290

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

	Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

SOVEREIGN DEBT OBLIGATIONS – 0.7%

	Brazil – 0.1%
BRL	3,900	Federal Republic of Brazil, 10.25%, 1/10/28	Ba1/BB+	$1,997,074
Panama – 0.5%
$6,000		Republic of Panama, 9.375%, 7/23/12	Ba1/BB	7,005,000
	Ukraine – 0.1%
	1,000	Republic of Ukraine, 7.65%, 6/11/13	B1/BB-	1,055,100
Total Sovereign Debt Obligations (cost-$9,650,314)				10,057,174

SHORT-TERM INVESTMENTS – 5.2%

U.S. Treasury Bills (h) – 3.1%
	45,935	3.21%-5.60%,12/13/07-2/28/08 (cost-$45,800,156)		45,739,144
Corporate Notes – 2.1%
Financial Services – 0.5%
	1,100	General Electric Capital Corp., 8.50%, 7/24/08	Aaa/AAA	1,123,003
	5,910	General Motors Acceptance Corp., 6.36%, 9/23/08, FRN	Ba2/BB+	5,737,800
	500	Redwood Capital IX Ltd., 11.493%, 1/9/08, Ser. A, FRN (a) (b) (d) (f)	Ba2/NR	500,450
				7,361,253
Insurance – 0.0%
	500	Shackleton Reinsurance Ltd., 12.96%, 2/7/08, FRN (a) (b) (d) (f)	Ba3/BB	502,600
Utilities – 1.6%
	1,249	East Coast Power LLC, 6.737%, 3/31/08, Ser. B	Baa3/BBB-	1,255,773
	22,000	IPALCO Enterprises, Inc., 8.375%, 11/14/08	Ba1/BB-	22,440,000
				23,695,773
Total Corporate Notes (cost-$31,249,229)				31,559,626

Asset-Backed Securities – 0.0%
	180	GS Auto Loan Trust, 5.363%, 7/15/08 (cost-$180,325)	P-1/A-1+	180,345
Total Short-Term Investments (cost-$77,229,710)				77,479,115

	Contracts/Notional
	Amount
OPTIONS PURCHASED (i) – 1.3%

Call Options – 1.3%
	184,200,000	2-Year Interest Rate Swap (OTC), Pay 3-Month USD LIBOR Floating Rate Index, strike rate 4.75%, expires 9/8/09		3,085,074
	680,000,000	2-Year Interest Rate Swap (OTC), Pay 3-Month USD LIBOR Floating Rate Index, strike rate 5.00%, expires 8/28/09		13,452,100
	110,200,000	9-Year Interest Rate Swap (OTC), Pay 3-Month USD LIBOR Floating Rate Index, strike rate 4.66%, expires 2/21/08		2,351,668
	4,400,000	Euro versus U.S. Dollar (OTC), strike price $1.36, expires 5/21/08		495,983

12 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Contracts/Notional Amount		Value

Call Options (continued)
$5,000,000	strike price $1.37, expires 6/3/10	$524,719
3,600,000	strike price $1.38, expires 5/21/10	370,585
700	U.S. Bond Futures (CBOT),
	strike price $147, expires 2/22/08	10,938
	U.S. Treasury Notes 5 yr. Futures (CBOT),
538	strike price $126, expires 2/22/08	8,406
151	strike price $127, expires 2/22/08	2,360
	U.S. Treasury Notes 10 yr. Futures (CBOT),
72	strike price $136, expires 2/22/08	1,125
298	strike price $137, expires 2/22/08	4,656
141	strike price $138, expires 2/22/08	2,203
		20,309,817
Put Options – 0.0%
110,200,000	9-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
	strike rate 5.84%, expires 2/21/08	14,976
	Euro versus U.S. Dollar (OTC),
4,400,000	strike price $1.36, expires 5/21/08	24,846
5,000,000	strike price $1.37, expires 6/3/10	175,591
3,600,000	strike price $1.38, expires 5/21/10	128,426
	Financial Future Euro – 90 day (CME),
2,515	strike price $91.75, expires 3/17/08	6
507	strike price $92, expires 3/17/08	1
719	strike price $92, expires 9/15/08	2
731	strike price $92.50, expires 3/17/08	2
625	strike price $92.50, expires 6/16/08	2
2,987	strike price $92.75, expires 3/17/08	7
1,697	strike price $93, expires 6/16/08	4
	United Kingdom – 90 day (CME),
363	strike price $93.125, expires 3/19/08	—
	U.S. Treasury Notes 10 yr. Futures (CBOT),
208	strike price $101.50, expires 2/22/08	—
1,583	strike price $102, expires 2/22/08	24,703
425	strike price $103, expires 1/25/08	6,641
345	strike price $104, expires 1/25/08	5,391
230	strike price $105, expires 1/25/08	3,594
		384,192
Total Options Purchased (cost-$11,239,112)		20,694,009
Total Investments before options written (cost-$1,471,070,374) – 101.2%		1,517,950,250

OPTIONS WRITTEN (i) – (1.2)%

Call Options – (1.2)%
61,500,000	7-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
	strike rate 5.15%, expires 9/8/09	(2,804,511)
34,900,000	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
	strike rate 5.32%, expires 8/28/09	(1,806,578)
189,500,000	7-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
	strike rate 5.32%, expires 8/28/09	(9,809,353)
1,400	U.S. Treasury Notes 10 yr. Futures,
	strike price $111, expires 2/22/08	(3,959,375)
Total Options Written (premiums received-$8,450,916)		(18,379,817)
Total Investments net of options written (cost-$1,462,619,458) – 100.0%		$1,499,570,433

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 13

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2007 (continued)

Notes to Schedule of Investments:
*	Unaudited
(a)	Private Placement. Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $187,517,857, representing 12.5% of total investments.
(b)	Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2007.

(d)

144A Security. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery security. To be settled/delivered after November 30, 2007.
(f)	Fair-valued security. Securities with an aggregate value of $22,999,132 representing 1.5% of total investments, have been fair-valued.
(g)	Perpetual maturity security. Maturity date shown is date of next call. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for futures contracts, options written and swaps.
(i)	Non-income producing.
(j)	All or partial amount segregated as collateral for reverse repurchase agreement.
(k)

Residual Interest Bonds Held in Trust. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(l)	Security in default.

Glossary:

BRL	- Brazilian Real
€	- Euro
CBOT	- Chicago Board of Trade
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
FRN	- Floating Rate Note. The interest rate disclosed reflects the rate in effect on November 30, 2007.
GBP/£	- British Pound
LIBOR	- London Inter-Bank Offered Rate
MBS	- Mortgage-Backed Securities
NR	- Not Rated
OTC	- Over the Counter
TBA	- To Be Announced
VRN

-  Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2007.

14 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07 | See accompanying Notes to Financial Statements

PIMCO Corporate Opportunity Fund Statement of Assets and Liabilities

November 30, 2007

Assets:
Investments, at value (cost-$1,471,070,374)	$1,517,950,250
Cash (including foreign currency of $1,505,034 with a cost of $1,515,952)	8,217,301
Unrealized appreciation on swaps	225,568,507
Premium for swaps purchased	28,607,198
Interest receivable	27,405,783
Receivable for investments sold	6,189,204
Unrealized appreciation of forward foreign currency contracts	5,265,436
Receivable for variation margin on futures contracts	324,391
Prepaid expenses and other assets	178,205
Total Assets	1,819,706,275

Liabilities:
Unrealized depreciation on swaps	230,021,105
Payable for floating rate notes issued	20,010,000
Options written, at value (premiums received - $8,450,916)	18,379,817
Premium for swaps sold	15,358,599
Payable for investments purchased	14,289,525
Dividends payable to common and preferred shareholders	7,837,673
Investment management fees payable	744,092
Interest payable	416,322
Unrealized depreciation of forward foreign currency contracts	353,661
Unrealized depreciation on unfunded loan commitments	4,183
Accrued expenses and other liabilities	394,970
Total Liabilities	307,809,947
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 22,600 shares issued and outstanding)	565,000,000
Net Assets Applicable to Common Shareholders	$946,896,328

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 66,020,861 shares issued and outstanding)	$660
Paid-in-capital in excess of par	939,285,338
Dividends in excess of net investment income	(16,942,157)
Accumulated net realized loss	(15,574,240)
Net unrealized appreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	40,126,727
Net Assets Applicable to Common Shareholders	$946,896,328
Net Asset Value Per Common Share	$14.34

See accompanying Notes to Financial Statements | 11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 15

PIMCO Corporate Opportunity Fund Statement of Operations

For Year ended November 30, 2007

Investment Income:
Interest	$110,235,964
Facility and other fee income	760,845
Total Investment Income	110,996,809

Expenses:
Investment management fees	9,217,852
Auction agent fees and commissions	1,438,451
Interest expense	847,024
Custodian and accounting agent fees	358,583
Shareholder communications	184,085
Audit and tax services	101,355
Trustees’ fees and expenses	87,470
New York Stock Exchange listing fees	53,674
Legal fees	38,860
Transfer agent fees	34,220
Insurance expense	23,078
Miscellaneous	23,230
Total expenses	12,407,882
Less: custody credits earned on cash balances	(21,293)
Net expenses	12,386,589

Net Investment Income	98,610,220

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,486,457
Futures contracts	(39,247,727)
Options written	4,412,565
Swaps	19,207,508
Foreign currency transactions	995,743
Net change in unrealized appreciation/depreciation of:
Investments	(51,264,588)
Futures contracts	(5,482,555)
Options written	(8,777,380)
Swaps	13,082,001
Unfunded loan commitments	(4,183)
Foreign currency transactions	4,918,247
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(41,673,912)
Net Increase in Net Assets Resulting from Investment Operations	56,936,308

Dividends on Preferred Shares from Net Investment Income	(29,687,794)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$27,248,514

16 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07 | See accompanying Notes to Financial Statements

PIMCO Corporate Opportunity Fund Statement of Changes in Net Assets

Applicable to Common Shareholders

	Year ended	Year ended
	November 30, 2007	November 30, 2006
Investment Operations:
Net investment income	$98,610,220	$102,210,289
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	5,854,546	35,812,270
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(47,528,458)	(1,254,865)
Net increase in net assets resulting from investment operations	56,936,308	136,767,694

Dividends and Distributions on Preferred Shares from:
Net investment income	(29,687,794)	(26,677,025)
Net realized gains	-	(169,994)
Total dividends and distributions on Preferred Shares	(29,687,794)	(26,847,019)
Net increase in net assets applicable to common shareholders resulting from investment operations	27,248,514	109,920,675

Dividends and Distributions to Common Shareholders from:
Net investment income	(87,018,016)	(107,378,512)
Net realized gains	(20,326,577)	(1,252,868)
Return of Capital	(3,803,619)	-
Total dividends and distributions to common shareholders	(111,148,212)	(108,631,380)

Capital Share Transactions:
Reinvestment of dividends and distributions	7,973,178	8,344,440
Total increase (decrease) in net assets applicable to common shareholders	(75,926,520)	9,633,735

Net Assets Applicable to Common Shareholders:
Beginning of year	1,022,822,848	1,013,189,113
End of year (including dividends in excess of net investment income of $(16,942,157) and $(12,326,038), respectively)	$946,896,328	$1,022,822,848

Common Shares Issued in Reinvestment of Dividends and Distributions:	518,908	507,805

See accompanying Notes to Financial Statements |11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 17

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar denominated corporate debt obligations of varying maturities and other income producing securities. The Fund may employ a strategy of selling options on U.S. Treasury futures and other fixed income instruments. This strategy enables the Fund to capture premiums when Pacific Investment Management Company LLC (the “Sub-Adviser”) believes future interest rate volatility is likely to be lower than the level of volatility implied in the options contracts. In addition, the Fund engages in interest rate and credit default swaps as part of a strategy to enhance the Fund’s income while managing interest rate and credit risk.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 21, 2006, the Securities and Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by May 31, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean

18 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

1. Organization and Significant Accounting Policies (continued)

price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Fund’s Board of Trustees, which include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. At November 30, 2007, no Senior Loans were fair valued. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the fund. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 19

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

1. Organization and Significant Accounting Policies (continued)

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(g) Option Transactions

The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

20 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

1. Organization and Significant Accounting Policies (continued)

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 21

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

1. Organization and Significant Accounting Policies (continued)

counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Inverse Floating Rate Transactions–Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)

The Fund invests in RIBs and RITEs (“Inverse Floaters”) whose interest rates bear an inverse relationship to the Interest rate on another security or the value of an index. In these transactions, the Fund sells a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Fund simultaneously or within a short period of time purchases the Inverse Floaters from the broker. The Inverse Floaters held by the Fund provides the Fund with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) causes the broker to transfer the Fixed-Rate Bond held by the Trust to the Fund, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Schedule of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in the Fund’s Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Fund may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which is not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond (s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than an investment in Fixed Rate Bonds. The Fund may also invest in Inverse Floaters for the purpose of increasing leverage.

The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. The Fund’s restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Fund are exempt from registration under Rule 144A of the Securities Act of 1933.

(n) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(p) Interest Expense

Relates to the Fund’s liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

22 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

2. Investment Manager/Sub-Adviser

The Fund has entered an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.60% of the Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

3. Investment in Securities

For the year ended November 30, 2007, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $517,771,091 and $521,382,163 respectively. Purchases and sales in U.S. government obligations were $39,449,383 and $42,171,526, respectively.

(a) Futures contracts outstanding at November 30, 2007:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Future British Pound–90 day	180	$43,575	3/19/08	$(22,724)
	Financial Future British Pound–90 day	315	76,832	12/17/08	253,771
	Financial Future Euro–90 day	1,534	370,231	3/16/09	2,895,425
	U.S. Treasury Notes 10 yr. Futures	3,012	340,968	3/19/08	248,433
Short:	U.S. Treasury Bond Futures	(700)	(82,031)	3/19/08	(49,161)
	U.S. Treasury Notes 5 yr. Futures	(689)	(75,865)	3/31/08	(620,468)
					$2,705,276

(b) Transactions in options written for the year ended November 30, 2007:

	Contracts/Notional	Premiums
Options outstanding, November 30, 2006	1,378,000,000	$4,431,150
Options written	407,806,865	10,127,744
Options terminated in closing transactions	(1,458,904,260)	(5,815,347)
Options exercised	(41,001,205)	(292,631)
Options outstanding, November 30, 2007	285,901,400	$8,450,916

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 23

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

3. Investment in Securities (continued)

(c) Credit default swaps contracts outstanding at November 30, 2007:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received by Fund	Unrealized Appreciation (Depreciation)
Bank of America
AMBAC	$4,100	12/20/12	3.70%	$32,253
Citigroup	8,200	12/20/12	0.65%	(14,452)
ConocoPhillips	2,000	12/20/07	0.10%	333
Ford Motor Credit	10,000	3/20/12	2.55%	(831,805)
Freeport-McMoRan	7,000	6/20/12	0.90%	(117,540)
LCDX	29,400	6/20/12	1.20%	(427,839)
MBIA	1,900	12/20/12	2.50%	10,462
Valero Energy	2,100	12/20/07	0.12%	455
BNP Paribas Bank
Dow Jones CDX	26,000	6/20/12	0.35%	(428,223)
Citigroup
Bear Stearns	7,200	9/20/12	0.48%	(363,431)
Ford Motor Credit	32,400	9/20/08	1.35%	(858,247)
Freeport-McMoRan	5,800	6/20/12	1.00%	(72,721)
GMAC	10,000	6/20/12	1.40%	(1,316,855)
Credit Suisse First Boston
ArvinMeritor	5,000	6/20/09	1.40%	(160,277)
Chesapeake Energy	2,000	6/20/12	1.01%	(45,822)
Dow Jones CDX	41,000	12/20/12	1.40%	(468,895)
Gazprom	5,100	11/20/08	1.00%	(16,903)
GMAC	4,200	9/20/09	3.74%	(192,735)
Deutsche Bank
AIG	4,100	12/20/12	0.89%	37,072
Chesapeake Energy	4,500	6/20/12	1.05%	(95,502)
Chesapeake Energy	400	3/20/14	1.32%	(12,897)
Dow Jones ITRAX Index	12,000	6/20/12	0.75%	(650,431)
Federal Republic of Brazil	14,300	5/20/12	0.69%	(106,029)
Federal Republic of Brazil	1,300	5/20/17	1.04%	(24,183)
GMAC	11,800	9/20/09	1.50%	(973,793)
Goldman Sachs
Anadarko Petroleum	6,000	3/20/08	0.15%	2,236
Chesapeake Energy	4,200	3/20/14	1.32%	(135,421)
Citigroup	4,100	12/20/12	0.77%	7,825
Dow Jones CDX	32,300	6/20/12	0.35%	(626,837)
Echostar	5,000	6/20/09	0.54%	(3,912)
Ford Motor Credit	4,600	3/20/09	1.70%	(180,876)
LCDX	14,700	6/20/12	1.20%	23,730
HSBC Bank
SLM	15,000	6/20/08	0.50%	(113,303)
JPMorgan Chase
Bear Stearns	3,000	9/20/12	0.67%	(126,797)
GMAC	8,100	6/20/12	1.84%	(964,715)
Republic of Panama	12,700	3/20/09	0.30%	(43,813)

24 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received by Fund	Unrealized Appreciation (Depreciation)
Lehman Brothers
AIG	$3,500	12/20/12	0.85%	$25,026
AMBAC	7,300	12/20/12	4.37%	69,905
Bear Stearns	5,900	9/20/12	0.48%	(297,812)
Chesapeake Energy	6,800	3/20/14	1.16%	(278,195)
Citigroup	4,000	12/20/12	0.70%	(5,158)
Dow Jones CDX	13,900	6/20/12	0.35%	(228,952)
Federal Republic of Brazil	5,650	2/20/12	0.93%	35,941
Federal Republic of Brazil	1,500	2/20/17	1.51%	30,544
Freescale Semiconductor	5,000	6/20/09	1.62%	(143,438)
HCA	5,000	6/20/09	1.00%	(97,213)
LCDX	20,874	6/20/12	1.20%	(441,456)
MGM	10,000	6/20/09	0.63%	(141,853)
MGM	5,000	6/20/09	0.65%	(69,220)
Pemex	7,800	3/20/09	0.34%	5,502
Proctor & Gamble	10,000	9/20/08	0.07%	(1,677)
Reynolds American	4,000	6/20/12	1.00%	72,876
Tesoro	5,000	6/20/09	0.30%	(28,302)
Tesoro	4,500	6/20/12	0.75%	(99,419)
United Mexican States	7,400	3/20/09	0.24%	(1,011)
United Mexican States	11,000	1/20/17	0.67%	(104,259)
Merrill Lynch & Co.
AIG	4,000	12/20/12	0.90%	37,257
Citigroup	10,000	12/20/12	0.68%	(3,883)
El Paso	5,000	6/20/09	0.45%	(53,452)
Lyondell Chemical	5,000	6/20/09	1.00%	(153,715)
Vale Overseas	2,000	4/20/12	0.50%	(23,269)
Morgan Stanley
Chesapeake Energy	5,000	6/20/09	0.45%	(40,456)
Citigroup	7,300	12/20/12	0.80%	36,807
Dynegy Holdings	5,000	6/20/09	1.05%	(73,073)
Ford Motor Credit	20,000	9/20/10	4.05%	(442,020)
Forest Oil	5,000	6/20/09	0.70%	(85,863)
LCDX	6,566	6/20/12	1.20%	(189,745)
Reliant Energy	5,000	6/20/09	1.05%	(98,828)
Republic of Indonesia	7,700	3/20/09	0.46%	(31,861)
Republic of Peru	7,700	3/20/09	0.32%	(19,294)
Russian Federation	2,000	6/20/08	0.245%	(2,167)
Russian Federation	7,800	3/20/09	0.31%	(36,480)
Ukraine	7,700	3/20/09	0.66%	(64,820)
Royal Bank of Scotland
Allied Waste	5,000	6/20/09	0.80%	(74,857)
Aramark	5,000	6/20/12	2.32%	(319,712)
Freeport-McMoRan	6,000	6/20/09	0.32%	(25,816)
Williams Cos.	5,000	6/20/09	0.30%	(4,187)
				$(12,627,493)

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 25

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

3. Investment in Securities (continued)

(d) Interest rate swap agreements outstanding at November 30, 2007:

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Bank of America		$7,700	12/19/17	5.00%	3-Month USD-LIBOR	$(457,381)
Barclays Bank	806,000		6/18/09	3-Month USD-LIBOR	5.00%	13,613,832
Citigroup	16,400		12/19/17	5.00%	3-Month USD-LIBOR	(837,468)
Credit Suisse First Boston	5,800		12/19/17	5.00%	3-Month USD-LIBOR	(350,698)
Deutsche Bank	2,544,000		6/18/09	3-Month USD-LIBOR	5.00%	42,735,582
Deutsche Bank	15,500		12/19/12	5.00	3-Month USD-LIBOR	(556,264)
Deutsche Bank	10,900		12/19/14	5.00%	3-Month USD-LIBOR	(505,508)
Goldman Sachs	MXN	106,500	11/4/16	28-Day Mexico Interbank TIIE Banxico	8.17%	(271,805)
HSBC Bank		£12,900	12/15/35	4.00%	6-Month GBP-LIBOR	1,365,532
Lehman Brothers		$1,650,000	12/18/24	3-Month USD-LIBOR	5.70%	165,005,185
Lehman Brothers	1,700,000		12/19/24	5.70%	3-Month USD-LIBOR	(196,988,316)
Royal Bank of Scotland		£233,000	7/17/08	3-Month GBP-LIBOR	6.40%	983,623
Royal Bank of Scotland		$130,500	12/19/09	5.00%	3-Month USD-LIBOR	(1,806,446)
Royal Bank of Scotland	740,200		2/25/17	4.66%	3-Month USD-LIBOR	(11,418,388)
Royal Bank of Scotland	740,200		2/25/17	3-Month USD-LIBOR	5.84%	1,436,529
Royal Bank of Scotland	3,700		12/19/17	5.00%	3-Month USD-LIBOR	(200,781)
Royal Bank of Scotland		£19,600	7/17/27	5.639%	3-Month GBP-LIBOR	(2,940,955)
UBS	AUD	46,200	9/15/09	3-Month Australian	7.00%	(192,006)
				Bank Bill
UBS	BRL	17,970	1/2/12	BRL-CDI-Compounded	10.575%	(439,372)
						$8,174,895

The Fund received $40,750,000 par value in U.S. Treasury Bills as collateral for swap contracts.

(e) Forward foreign currency contracts outstanding at November 30, 2007:

	U.S.$ Value Origination Date	U.S.$ Value November 30, 2007	Unrealized Appreciation (Depreciation)
Purchased:
15,880,000 Australian Dollar settling 12/20/07	$13,990,280	$14,033,511	$ 43,231
27,542,200 Brazilian Real settling 3/4/08	13,857,711	15,334,410	1,476,699
20,752,100 Brazilian Real settling 7/2/08	11,600,000	11,369,876	(230,124)
1,226,000 Canadian Dollar settling 12/20/07	1,290,746	1,226,807	(63,939)
299,000 £ settling 12/20/07	623,893	614,416	(9,477)
11,895,500,000 South Korean Won settling 5/30/08	12,753,161	13,069,434	(316,276)
139,687,625 Mexican Peso settling 3/13/08	12,650,000	12,730,789	80,789
30,083,130 Mexican Peso settling 7/10/08	2,700,000	2,711,101	11,101
24,380,000 Norwegian Krone settling 12/6/07	4,195,347	4,396,634	201,287
35,844,678 Polish Zloty settling 7/10/08	13,129,919	14,467,412	1,337,493
331,466,500 New Russian Ruble settling 1/11/08	12,860,000	13,532,436	672,436
42,079,250 New Russian Ruble settling 7/10/08	1,700,000	1,707,401	7,401
19,344,899 Singapore Dollar settling 5/22/08	12,922,444	13,517,175	594,731

26 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

3. Investment in Securities (continued)

	U.S.$Value Origination Date	U.S.$Value November 30, 2007	Unrealized Appreciation (Depreciation)
Sold:
15,799,000 Australian Dollar settling 12/6/07	$14,487,683	$13,969,423	$518,260
5,502,000 € settling 12/12/07	8,028,134	8,078,255	(50,121)
7,252,000 £ settling 12/20/07	14,907,897	14,902,162	5,735
			$4,911,775

AUD—Australian Dollar

BRL—Brazilian Real

GBP/£—British Pound

€—Euros

LIBOR—London Inter-bank Offered Rate

MXN—Mexican Peso

TIIE—Inter-bank Equilibrium Interest Rate

(f) At November 30, 2007, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Amount
Las Vegas Sands Corp.	$500,000
SLM Corp.	10,200,000
$10,700,000

4. Income Tax Information

For the fiscal year ended November 30, 2007 the tax character of dividends paid were ordinary income and return of capital of $137,032,387 and $3,803,619, respectively.

For the fiscal year ended November 30, 2006, the tax character of dividends paid were $134,056,781 of ordinary income and $1,421,618 of long-term capital gains respectively.

At November 30, 2007, the Fund had no distributable earnings.

For the year ended November 30, 2007, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, consent fees, paydowns and reclassification of distributions. The effect of these adjustments was to decrease paid-in-capital in excess of par by $3,803,619, decrease dividends in excess of net investment income by $17,283,090 and increase accumulated net realized loss by $13,479,471.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended November 30, 2007, the Fund received $12,868,423 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

At November 30, 2007, the Fund had a capital loss carryforward of $16,594,272, which will expire in 2015, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities is $1,451,090,463. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $79,373,845, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $32,464,790, net unrealized appreciation for federal income tax purposes is $46,909,055. The difference between book and tax appreciation is primarily attributable to the inverse floaters, wash sales and passive foreign investment companies.

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 27

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2007

5. Auction Preferred Shares

The Fund has issued 4,520 shares of Preferred Shares Series M, 4,520 shares of Preferred Shares Series T, 4,520 shares of Preferred Shares Series W, 4,520 shares of Preferred Shares Series TH and 4,520 shares of Preferred Shares Series F each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

For the year ended November 30, 2007, the annualized dividend rate ranged from:

	High	Low	At November 30, 2007
Series M	6.50%	4.95%	5.15%
Series T	6.50%	4.66%	5.20%
Series W	6.50%	4.95%	5.40%
Series TH	6.25%	4.95%	5.48%
Series F	6.35%	4.95%	5.35%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. Subsequent Common Dividend Declarations

On December 3, 2007, a dividend of $0.115 per share was declared to common shareholders payable December 31, 2007 to shareholders of record on December 13, 2007.

On January 2, 2008, a dividend of $0.115 per share was declared to common shareholders payable February 1, 2008 to shareholders of record on January 14, 2008.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

28 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Year ended November 30,				For the period December 27, 2002* through
	2007	2006	2005	2004	November 30, 2003
Net asset value, beginning of period	$15.62	$15.59	$17.05	$17.08	$14.33	**
Investment Operations:
Net investment income	1.50	1.57	1.50	1.74	1.62
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(0.64)	0.54	(0.40)	0.36	2.71
Total from investment operations	0.86	2.11	1.10	2.10	4.33
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.45)	(0.41)	(0.22)	(0.13)	(0.08)
Net realized gains	—	(0.00)†	(0.05)	—	—
Total dividends and distributions on preferred shares	(0.45)	(0.41)	(0.27)	(0.13)	(0.08)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.41	1.70	0.83	1.97	4.25
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.32)	(1.65)	(1.65)	(1.73)	(1.38)
Net realized gains	(0.31)	(0.02)	(0.64)	(0.27)	—
Return of Capital	(0.06)	—	—	—	—
Total dividends and distributions to common shareholders	(1.69)	(1.67)	(2.29)	(2.00)	(1.38)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	—	(0.02)
Preferred shares offering costs/ underwriting discounts charged to paid-in capital in excess of par	—	—	—	—	(0.10)
Total capital share transactions	—	—	—	—	(0.12)
Net asset value, end of period	$14.34	$15.62	$15.59	$17.05	$17.08
Market price, end of period	$13.89	$16.94	$17.20	$17.01	$16.88
Total Investment Return (1)	(8.43)%	8.96%	16.16%	13.29%	22.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$946,896	$1,022,823	$1,013,189	$1,093,219	$1,088,428
Ratio of expenses to average net assets, including interest expense (2)(3)(5)	1.28%	1.27%	1.15%	1.13%	1.07	%(4)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.19%	1.18%	1.15%	1.13%	1.07	%(4)
Ratio of net investment income to average net assets (2)	10.15%	10.21%	9.29%	10.31%	11.13	%(4)
Preferred shares asset coverage per share	$66,880	$70,236	$69,814	$73,362	$73,145
Portfolio turnover	38%	29%	41%	64%	26%

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
†	Less than $0.00 per share
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(4)	Annualized.
(5)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 29

PIMCO Corporate Opportunity Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Opportunity Fund (the “Fund”) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 27, 2002 (commencement of operations) through November 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 25, 2008

30 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Matters Relating to the Trustees, Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 13, 2007 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2007.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services, Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper, (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended March 31, 2007, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s ability to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting,

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 31

PIMCO Corporate Opportunity Fund Matters Relating to the Trustees, Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance and total expense ratio. The Trustees noted that, while the Fund was not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Fund compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

The Trustees noted that the Fund had significantly outperformed the median for its peer group for the one-year and three-year periods ended March 31, 2007. The Trustees noted that in the one-year and three-year periods, the Fund’s total return was ranked second in its Lipper category for its asset class. The Trustees also noted that the Fund’s expense ratio (after taking into account waivers) was the lowest for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these other clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund are generally higher than the fees paid by the open-end funds but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager from its relationship with the Fund and determined that such profitability was not unreasonable in light of the nature, scope and quality of services provided to the Fund.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

Based on the foregoing, the Trustees decided to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisor to the Fund.

32 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Shareholder Meeting Results/Investment Policy Change (unaudited)

Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on March 13, 2007. Shareholders voted to re-elect Robert E. Connor and Hans W. Kertess and elect William B. Ogden, IV and John C. Maney as trustees indicated below:

	Affirmative	Withheld Authority
Re-election of Robert E. Connor* – Class I to serve until 2010	9,845	49
Re-election of Hans W. Kertess – Class I to serve until 2010	49,028,625	104,630
Election of John C. Maney – Class III to serve until 2009	49,036,620	96,635
Election of William B. Ogden, IV – Class I to serve until 2010	49,038,953	94,302

Paul Belica, John J. Dalessandro II* and R. Peter Sullivan III continue to serve as Trustees of the Funds.

*  Preferred shares Trustee

Investment Policy Change

The Sub-Adviser’s prior policy of uniformly treating certain interests in bank loan as illiquid investments has been modified. The Fund has adopted policies pursuant to which the Sub-Adviser may determine that bank loan interests are liquid, which will be followed for purposes of determining compliance with the Fund’s investment restriction relating to investments in illiquid securities. Substantially all of the bank loan interests held by the Fund have been and will continue to be treated as liquid investments under the new policies.

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 33

PIMCO Corporate Opportunity Fund Privacy Policy, Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you elect your broker or nominee not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 35

PIMCO Corporate Opportunity Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for re-election
    at 2010 annual meeting of shareholders. Trustee/Director of 29 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 29 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for re-election
    at 2010 annual meeting of shareholders. Trustee/Director of 29 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2002
Term of office: Expected to stand for re-election
    at 2008 annual meeting of shareholders. Trustee/Director of 29 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election
    at 2010 annual meeting of shareholders. Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for re-election
    at 2008 annual meeting of shareholders. Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

36 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

PIMCO Corporate Opportunity Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney †
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders. Trustee/Director of 65 Funds in Fund Complex
Trustee/Director of no Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2 001)

** Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons:

Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member - Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information dated December 23, 2002 which can be obtained, without charge, by calling the Fund’s Shareholder Servicing Agent (800) 331-1710.

11.30.07 | PIMCO Corporate Opportunity Fund Annual Report 37

PIMCO Corporate Opportunity Fund Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since 2002

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 37 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial & Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 37 funds in the Fund Complex; Assistant Treasurer of 37 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 74 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 74 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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44 PIMCO Corporate Opportunity Fund Annual Report | 11.30.07

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Trustee	Assistant Treasurer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	William V. Healey
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 12, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $65,000 in 2006 and $68,000 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,000 in 2006 and $12,000 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $12,500 in 2006 and $13,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,256,748 and the 2007 Reporting Period was $2,821,632

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                     It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. TheTrust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                     The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                     The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                     AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                     The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                     This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                     It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                     AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                     The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                     AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                     The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                     This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of February 7, 2008, [PLEASE INSERT DATE OF FILING] the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate Opportunity Fund (PTY) (the “Fund”):

Mark R. Kiesel

Mr. Kiesel has been the portfolio manager for the Fund since inception in 2002. Mr. Kiesel is an Executive Vice President, generalist portfolio manager, and a senior member of PIMCO’s investment strategy and portfolio management group. He also heads the investment-grade corporate desk and manages corporate portfolios for the firm. Previously, Mr. Kiesel served as PIMCO’s head of equity derivatives and as a senior credit analyst. Mr. Kiesel joined PIMCO in 1996, previously having been associated with the sales and trading divisions of Merrill Lynch and JP Morgan. He has fourteen years of investment experience and holds a bachelor’s degree in economics from the University of Michigan and an MBA in finance, economics and international business from the University of Chicago Graduate School of Business.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of November 30, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
PM	Fund	#	AUM($ million)	#		AUM($ million)		#		AUM($ million)
Mark R. Kiesel	PTY	4	5,197.36	11	*	2,563.33	*	20	**	4,406.36	**

* Of these other pooled investment vehicles, one account totaling $132.59 million in assets pay an advisory fee that is based in part on the performance of the account.

**Of these other accounts, one account totaling $119.80 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of November 30, 2007, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•      Amount and nature of assets managed by the portfolio manager;

•     Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums,

portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•      Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•      Contributions to asset retention, gathering and client satisfaction;

•      Contributions to mentoring, coaching and/or supervising; and

•      Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 11/30/07.

PIMCO Corporate Opportunity Fund
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark R. Kiesel	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
December 2006	N/A	$16.188	34,058	N/A
December 2006	N/A	$16.198	33,595	N/A
January 2007	N/A	$16.027	92,963	N/A
February 2007	N/A	$16.103	34,195	N/A
March 2007	N/A	$16.027	34,560	N/A
April 2007	N/A	$15.789	34,318	N/A
May 2007	N/A	$15.989	33,425	N/A
June 2007	N/A	$15.590	34,180	N/A
July 2007	N/A	$14.490	36,503	N/A
August 2007	N/A	$13.820	38,413	N/A
September 2007	N/A	$14.010	38,203	N/A
October 2007	N/A	$14.450	37,235	N/A
November 2007	N/A	$14.520	37,260	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date February 7, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date February 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date February 7, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date February 7, 2008